EXHIBIT 21.1
LIST OF SUBSIDIARIES OF THE REGISTRANT

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
Brookdale Living Communities, Inc.	Delaware
AH Battery Park Owner, LLC	Delaware
AH Illinois Owner, LLC	Delaware
AH Michigan CGP, Inc.	Delaware
AH Michigan Owner, L.P.	Delaware
AH Michigan Subordinated, LLC	Delaware
AH North Carolina Owner, LLC	Delaware
AH Ohio-Columbus Owner, LLC	Delaware
AH Pennsylvania CGP, Inc.	Delaware
AH Pennsylvania Owner, L.P.	Delaware
AH Pennsylvania Subordinated, LLC	Delaware
AH Texas CGP, Inc.	Delaware
AH Texas Owner L.P.	Delaware
AH Texas Subordinated, LLC	Delaware
BLC Acquisitions, Inc.	Delaware
BLC Adrian-GC, LLC	Delaware
BLC AH Investor Acquisition, LLC	Delaware
BLC Albuquerque-GC, LLC	Delaware
BLC Atrium at San Jose, LLC	Delaware
BLC Atrium at San Jose, L.P.	Delaware
BLC Barton Stone, LLC	Delaware
BLC Belleville-GC, LLC	Delaware
BLC The Berkshire of Castleton, LLC	Delaware
BLC The Berkshire of Castleton, L.P.	Delaware
BLC Brendenwood, LLC	Delaware
BLC Bristol-GC, LLC	Delaware
BLC Brookdale Place of San Marcos, LLC	Delaware
BLC Brookdale Place of San Marcos, L.P.	Delaware
BLC California, LLC	Delaware
BLC California, L.P.	Delaware
BLC Chatfield, LLC	Delaware
BLC Club Hill, L.P.	Delaware
BLC Cypress Village, LLC	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
BLC Devonshire of Hoffman Estates, LLC	Delaware
BLC Devonshire of Lisle, LLC	Delaware
BLC Edina Park Plaza, LLC	Delaware
BLC Farmington Hills-GC, LLC	Delaware
BLC Finance I, LLC	Delaware
BLC Findlay-GC, LLC	Delaware
BLC Fort Myers-GC, LLC	Delaware
BLC Foxwood Springs, LLC	Delaware
BLC The Gables at Brighton, LLC	Delaware
BLC Gables at Farmington, LLC	Delaware
BLC Gables-Monrovia, Inc.	Delaware
BLC Gables-Monrovia, L.P.	Delaware
BLC GC Member, LLC	Delaware
BLC GC Texas, L.P.	Delaware
BLC GFB Member, LLC	Delaware
BLC The Hallmark, LLC	Delaware
BLC Hawthorne Lakes, LLC	Delaware
BLC The Heritage of Des Plaines, LLC	Delaware
BLC Homes of Cypress, LLC	Delaware
BLC Inn at the Park, Inc.	Delaware
BLC Inn at the Park, L.P.	Delaware
BLC Island Lake, LLC	Delaware
BLC Kansas, LLC	Delaware
BLC Kansas City-GC, LLC	Delaware
BLC Kenwood of Lake View, LLC	Delaware
BLC Las Vegas-GC, LLC	Delaware
BLC Lenoir, LLC	Delaware
BLC Lexington, Inc.	Delaware
BLC Lexington, L.P.	Delaware
BLC Lodge at Paulin, Inc.	Delaware
BLC Lodge at Paulin, L.P.	Delaware
BLC Lubbock-GC, LLC	Delaware
BLC Lubbock-GC, L.P.	Delaware
d/b/a BLC Lubbock Grand Court, L.P.
BLC Management of Texas, LLC	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
BLC Mirage Inn, L.P.	Delaware
BLC-Montrose, LLC	Delaware
BLC Management-3, LLC	Delaware
BLC New York Holdings, Inc.	Delaware
BLC Nohl Ranch, Inc.	Delaware
BLC Nohl Ranch, L.P.	Delaware
BLC Oak Tree Villa, Inc.	Delaware
BLC Oak Tree Villa, L.P.	Delaware
BLC Ocean House, Inc.	Delaware
BLC Ocean House, L.P.	Delaware
BLC Oklahoma, LLC	Delaware
BLC Overland Park-GC, LLC	Delaware
BLC Pacific Inn, Inc.	Delaware
BLC Pacific Inn, L.P.	Delaware
BLC Park Place, LLC	Delaware
BLC Patriot Heights, LLC	Delaware
BLC Patriot Heights, L.P.	Delaware
d/b/a Patriot Heights Health Care Center
BLC Pinecastle, LLC	Delaware
BLC Ponce de Leon, LLC	Delaware
BLC Properties I, LLC	Delaware
BLC Ramsey, LLC	Delaware
BLC River Bay Club, LLC	Delaware
BLC Robin Run, LLC	Delaware
BLC Robin Run, L.P.	Delaware
BLC Roswell, LLC	Delaware
BLC Springfield-GC, LLC	Delaware
BLC Springs at East Mesa, LLC	Delaware
BLC Tavares-GC, LLC	Delaware
BLC of Texas-II, L.P.	Delaware
BLC Village at Skyline, LLC	Delaware
BLC Williamsburg, LLC	Delaware
BLC The Willows, LLC	Delaware
BLC Woodside Terrace, LLC	Delaware
BLC Woodside Terrace, L.P.	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
Brookdale Corporate, LLC	Delaware
Brookdale Cypress Management, LLC	Delaware
Brookdale Cypress Management-Texas, L.P.	Delaware
Brookdale Development, LLC	Delaware
Brookdale F&B, LLC	Delaware
Brookdale Living Communities-GC, LLC	Delaware
Brookdale Living Communities-GC Texas, Inc.	Delaware
Brookdale Living Communities of Florida, Inc.	Delaware
Brookdale Living Communities of Florida-PB, LLC	Delaware
Brookdale Living Communities of Illinois-DNC, LLC	Delaware
Brookdale Living Communities of Illinois-GE, Inc.	Delaware
Brookdale Living Communities of Illinois-GV, LLC	Delaware
Brookdale Living Communities of Illinois-Huntley, LLC	Delaware
Brookdale Living Communities of Michigan, Inc.	Delaware
Brookdale Living Communities of Missouri-CC, LLC	Delaware
Brookdale Living Communities of New York-BPC, Inc.	Delaware
Brookdale Living Communities of North Carolina, Inc.	Delaware
Brookdale Living Communities of Ohio-SP, LLC	Delaware
Brookdale Living Communities of Pennsylvania-ML, Inc.	Delaware
Brookdale Living Communities of Texas, Inc.	Delaware
Brookdale Living Communities of Texas-II, Inc.	Delaware
Brookdale Living Communities of Texas-Club Hill, LLC	Delaware
Brookdale Management-II, LLC	Delaware
Brookdale Management-Akron, LLC	Delaware
Brookdale Management of California, LLC	Delaware
Brookdale Management-DP, LLC	Delaware
Brookdale Management of Florida-PO, LLC	Delaware
Brookdale Management Holding, LLC	Delaware
Brookdale Management of Illinois-GV, LLC	Delaware
Brookdale Management of Maine-HC, LLC	Delaware
Brookdale Management of New Jersey-CC, LLC	Delaware
Brookdale Management Services, LLC	Delaware
Brookdale Management of Texas, L.P.	Delaware
Brookdale management-Tanglewood, LP	Delaware
Brookdale Services of New Jersey-CC, LLC	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
CMCP-Club Hill, LP	Delaware
CMCP-Island Lake, LLC	Delaware
CMCP-Montrose, LLC	Delaware
CMCP-Pinecastle, LLC	Delaware
CMCP-Properties, Inc.	Delaware
CMCP-Roswell, LLC	Delaware
CMCP Texas, Inc.	Delaware
Brookdale Operations, LLC	Delaware
Brookdale Provident Management, LLC	Delaware
Brookdale Provident Properties, LLC	Delaware
Brookdale Senior Housing, LLC	Delaware
GFB-AS Investors, LLC	Delaware
KG Missouri-CC Owner, LLC	Delaware
GFB-AS Adrian GP, LLC	Delaware
GFB-AS Adrian Loan, L.P.	Delaware
GFB-AS Flamingo Loan, L.P.	Delaware
GFB-AS Investors, LLC	Delaware
GFB-AS LP, LLC	Delaware
GFB-AS Morristown GP, LLC	Delaware
GFB-AS Morristown Loan, L.P.	Delaware
GFB-AS Paradise Loan, L.P.	Delaware
GFB-AS TO LLC	Delaware
GFB-AS Twin Lakes GP, LLC	Delaware
GFB-AS Twin Lakes Loan, L.P.	Delaware
GFB-AS Westland GP, LLC	Delaware
GFB-AS Westland Loan, L.P.	Delaware
GFB-AS West Oak GP, LLC	Delaware
GFB-AS West Oak Loan, L.P.	Delaware
GFB-Belleville/Essex, Inc.	Delaware
GFB-Cambridge/Lubbock, Inc.	Delaware
GFB-Cloverset/Cloverleaf, Inc.	Delaware
GFB-Flamingo/Sierra Vista, Inc.	Delaware
GFB-Paradise, Inc.	Delaware
GFB-Springfield/Millbrook, Inc.	Delaware
Grand Court Facilities, Inc., III	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
Grand Court Facilities, Inc., IV	Delaware
Grand Court Facilities, Inc., VI	Delaware
Grand Court Facilities, Inc., IX	Delaware
Grand Court Facilities, Inc., XV	Delaware
Grand Court Facilities, Inc., XVI	Delaware
Grand Court Facilities, Inc., XVIII	Delaware
Leisure Facilities, Inc., III	Delaware
Leisure Facilities, Inc., IV	Delaware
Leisure Facilities, Inc., V	Delaware
Leisure Facilities, Inc., VI	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
Leisure Facilities, Inc., IX	Delaware
T Lakes LC	Florida
FEBC-ALT Holdings, Inc.	Delaware
Alterra Healthcare Corporation	Delaware
AHC Properties, Inc.	Delaware
AHC Purchaser Holding II, Inc.	Delaware
AHC Purchaser Holding, Inc.	Delaware
AHC Purchaser, Inc.	Delaware
Alternative Living Services Home Care, Inc.	New York
Alternative Living Services-Midwest, Inc.	Michigan
Alternative Living Services-New York, Inc.	Delaware
ALS-Clare Bridge, Inc.	Delaware
ALS Kenosha, Inc.	Delaware
ALS Holdings, Inc.	Delaware
ALS Leasing, Inc.	Delaware
Assisted Living Properties, Inc.	Kansas
Crossings International Corporation	Washington
AHC Exchange Corporation	Delaware
2010 Union L.P.	Washington
AHC Trailside, Inc.	Delaware
Pomacy Corporation	Delaware
ALS Properties Holding Company, LLC	Delaware
ALS Properties Tenant I, LLC	Delaware
ALS Properties Tenant II, LLC	Delaware
Rockland Veterans Memorial Drive, LLC	New York
Niagara Land Holding Company, LLC	New York
FIT REN LLC	Delaware
FIT REN Holdings GP, Inc.	Delaware
FIT REN Park L.P.	Delaware
FIT REN Nohl Ranch L.P.	Delaware
FIT REN Mirage Inn L.P.	Delaware
FIT REN Pacific Inn L.P.	Delaware

STATE OR JURISDICTION OF
SUBSIDIARY	INCORPORATION
FIT REN The Gables L.P.	Delaware
FIT REN The Lexington L.P.	Delaware
FIT REN Oak Tree L.P.	Delaware
FIT REN Paulin Creek	Delaware
Fortress CCRC Acquisition LLC	Delaware
FIT Foxwood Springs Homes, LLC	Delaware
FIT Foxwood Springs, LLC	Delaware
FIT Skyline, LLC	Delaware
FIT Ramsey, LLC	Delaware
FIT Cypress Homes, LLC	Delaware
FIT Cypress Village, LLC	Delaware
FIT Oklahoma Christian	Delaware
FIT Patriot Heights GP, Inc.	Delaware
FIT Patriot Heights, L.P.	Delaware
FIT Robin Run GP, Inc.	Delaware
FIT Robin Run, L.P.	Delaware